                                                                    EXHIBIT 10.1


                    AMENDMENT NO. 1 dated as of May 25, 2000 (this "Amendment
               Agreement"), among DONJOY, L.L.C., a Delaware limited liability company ("Holdings"), DJ ORTHOPEDICS, LLC, a Delaware limited liability company (the "Borrower"), the financial institutions listed on the signature pages hereto (the "Lenders"), FIRST UNION NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent") and THE CHASE MANHATTAN BANK, as syndication agent (in such capacity, the "Syndication Agent").

          A. Pursuant to the Credit Agreement dated as of June 30, 1999 (the "Credit Agreement"), among Holdings, the Borrower, the financial institutions party thereto (the "Existing Lenders"), the Syndication Agent and the Administrative Agent, the Existing Lenders have extended credit to the Borrower and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

          B. Holdings and the Borrower have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement to (a) increase the aggregate principal amount of the Term Loans available under the Credit Agreement by $24,000,000 in the form of New Term Loans (as defined below) so that the total availability of (i) the Term Loans under the Credit Agreement will be $39,500,000 and (ii) the Loans under the Credit Agreement will be $64,500,000, (b) permit the Borrower to effect the Orthotech Acquisition (as defined below) and (c) effect the related amendments set forth herein. The proceeds of the New Term Loans will be used to finance part of the consideration for the Orthotech Acquisition.

          C. The Required Lenders are willing to so amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein, and the applicable Lenders are willing to extend credit in the form of New Term Loans.

          D. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms after "Alternate Base Rate" and before "Applicable Percentage."

          "Amendment No. 1" means the Amendment No. 1 dated as of May 25, 2000, among the Borrower, Holdings, the Lenders party thereto, the Administrative Agent and the Syndication Agent.


          "Amendment Date" means the Amendment Date as defined in the Amendment No. 1.

          (b) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term after "Obligations" and before "Other Taxes".

          "Orthotech Acquisition" means the acquisition by the Borrower pursuant to the Asset Purchase Agreement to be entered into amount the Borrower, Holdings and the Seller (as such term is defined therein) of the assets of Seller specified therein for a total purchase price of approximately $54,697,000.

          (c) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term after "Net Working Capital" and before "Obligations".

          "New Term Loans" means Loans made on the Amendment Date in an aggregate amount not to exceed $24,000,000 pursuant to clause (a) of
     Section 2.01.

          (d) The defined term "Effective Date" in Section 1.01 of the Credit Agreement is hereto amended by adding at the end thereof the text ", which the parties hereto agree is June 30, 1999."

          (e) The defined term "Permitted Acquisition" in Section 1.01 of the Credit Agreement is hereby amended by adding at the end thereof the text "Notwithstanding any of the foregoing to the contrary, the Orthotech Acquisition shall be deemed a Permitted Acquisition".

          (f) The defined term "Term Commitment" in Section 1.01 of the Credit Agreement is hereby amended by (i) adding the text ", or in the case of New Term Loans, on the Amendment Date" after the text "Effective Date" and before the text ",expressed" and (ii) replacing the last sentence thereof with the text "The aggregate amount of the Lenders' Term Commitments as of the Amendment Date is $39,500,000."

          (g) Section 2.01 of the Credit Agreement is hereby amended by adding the text ", or in the case of New Term Loans, on the Amendment Date," after the text "Effective Date" and before the text "in".

          (h) Section 2.08 of the Credit Agreement is hereby amended by adding the text ", or in the case of New Term Loans on the Amendment Date," after the text "Effective Date" and before the text "and",

          (i) Section 2.10 of the Credit Agreement is hereby amended by replacing the table in clause (a) thereof with the following table:

                                                       Amount Allocated              Amount Allocated
                                                        to Term Loans                 to Term Loans
                                                           made on                       made on
     Date                    Amount                     Effective Date                Effective Date
---------------         ---------------               -----------------              -----------------
September, 1999            $125,000.00                   $125,000.00
December, 1999             $125,000.00                   $125,000.00
March, 2000                $125,000.00                   $125,000.00
June, 2000                 $125,000.00                   $125,000.00
September, 2000            $318,548.39                   $125,000.00                     $193,548.39
December, 2000             $318,548.39                   $125,000.00                     $193,548.39
March, 2001                $318,548.39                   $125,000.00                     $193,548.39
June, 2001                 $318,548.39                   $125,000.00                     $193,548.39
September, 2001            $318,548.39                   $125,000.00                     $193,548.39
December, 2001             $318,548.39                   $125,000.00                     $193,548.39
March, 2002                $318,548.39                   $125,000.00                     $193,548.39
June, 2002                 $318,548.39                   $125,000.00                     $193,548.39
September, 2002            $318,548.39                   $125,000.00                     $193,548.39
December, 2002             $318,548.39                   $125,000.00                     $193,548.39
March, 2003                $318,548.39                   $125,000.00                     $193,548.39
June, 2003                 $318,548.39                   $125,000.00                     $193,548.39
September, 2003            $318,548.39                   $125,000.00                     $193,548.39
December, 2003             $318,548.39                   $125,000.00                     $193,548.39
March, 2004                $318,548.39                   $125,000.00                     $193,548.39
June, 2004                 $318,548.39                   $125,000.00                     $193,548.39
September, 2004          $8,282,258.06                 $3,250,000.00                   $5,032,258.06
December, 2004           $8,282,258.06                 $3,250,000.00                   $5,032,258.06
March, 2004              $8,282,258.06                 $3,250,000.00                   $5,032,258.06
Term Maturity Date       $9,056,451.61                 $3,250,000.00                   $5,806.451.61
                        --------------                --------------                  --------------
                        $39,500,000.00                $15,500,000.00                  $24,000,000.00
                        ==============                ==============                  ==============

          (j) Section 2.10 of the Credit Agreement is hereby amended by adding the text "or in the case of New Term Loans, on the Amendment Date," after the text "Effective Date," and before the text "then".

          (k) Section 5.11 of the Credit Agreement is hereby amended by deleting the first sentence thereof and replacing it with the text "The proceeds of the Loans and each Letter of Credit will be used only for the purposes set forth in the preamble of this Agreement or, in the case of New Term Loans, in Amendment No. 1."

          SECTION 2. Representations and Warranties. Each of Holdings and the Borrower hereby represent and warrant to the Lenders as of the Amendment Date as follows:

          (a) This Amendment Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (b) After giving effect to this Amendment Agreement, each of the representations and warranties set forth in Article III of the Credit Agreement is true and correct in all material respects with the same effect as if made on the Amendment Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as to such earlier date).

     (c) After giving effect to this Amendment Agreement, no Default or Event of Default has occurred and is continuing.

     (d)(i) The Borrower is permitted to borrow the entire amount of the New Term Loans in reliance upon Sections 4.03(vi) and (ix) of the Senior Subordinated Notes Indenture, (ii) the Borrower has not incurred any Indebtedness under Sections 4.03(vi) and (ix) of the Senior Subordinated Notes Indenture and (iii) all Loans made hereunder and Letters of Credit issued hereunder are "Senior Indebtedness" as such term is defined in the Senior Subordinated Notes Indenture.

     SECTION 3. Conditions to Effectiveness. This Amendment Agreement shall become effective as of the date first above written (the "Amendment Date") when:

     (a) The Syndication Agent shall have received duly executed counterparts of this Amendment Agreement bearing the authorized signatures of the Required Lenders, Holdings, the Borrower and each Lender committing to the Term Loan Increase.

     (b) Each of the representations and warranties contained in Section 2 hereof shall be true and correct, and the Syndication Agent shall have received a certificate, dated the Amendment Date and signed by the President, a Vice President or a Financial Officer of the Borrower to such effect.

     (c) All fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto or to the Credit Agreement shall have been paid or reimbursed, as applicable.

     (d)(i) The Syndication Agent shall be satisfied with the terms and conditions of the Orthotech Acquisition, (ii) the proceeds of the New Term Loans shall be used solely to finance part of the consideration for the Orthotech Acquisition and (iii) the Orthotech Acquisition shall be consummated simultaneously with the closing under the New Term Loans.

     SECTION 4. Applicable Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment Agreement shall not be implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Syndication Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment Agreement shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents. This Amendment Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

            SECTION 6. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

            SECTION 7. Counterparts. This Amendment Agreement may be executed by one or more of the parties to this Amendment Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument, and shall become effective as provided in Section 3 hereof.

            SECTION 8. Headings. The headings of this Amendment Agreement are for convenience of reference only, are not part of this Amendment Agreement and are not to be taken into consideration in interpreting this Amendment Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the date any year first above written.


                                      DJ ORTHOPEDICS, LLC,

                                         by /s/ CYRIL TALBOT III
                                            -----------------------------------
                                            Name:  Cyril Talbot III
                                            Title: Vice President--Finance,
                                                   CFO & Secretary


                                      DONJOY, L.L.C.,

                                         by /s/ CYRIL TALBOT III
                                            -----------------------------------
                                            Name:  Cyril Talbot III
                                            Title: Vice President--Finance,
                                                   CFO & Secretary

                                      FIRST UNION NATIONAL BANK,
                                      individually and as Administrative Agent and Collateral Agent,

                                         by /s/ ANN M. DODD
                                            -----------------------------------
                                            Name:  Ann M. Dodd
                                            Title: Senior Vice President


                                      THE CHASE MANHATTAN BANK,
                                      individually and as Syndication Agent,
                                      Issuing Bank and  Swingline Lender,

                                         by /s/ LAURIE B. PERPER
                                            -----------------------------------
                                            Name:  Laurie B. Perper
                                            Title: Vice President


                                      [Name of Institution]

                                         by /s/ ANDREW T. BRODE
                                            -----------------------------------
                                            Name:  Andrew T. Brode
                                            Title: Vice President

CONFIDENTIAL
May 25, 2000

                               DJ Orthopedic, LLC
                           $24,00,000 New Term Loans
                   Summary of Principal Terms and Conditions

Borrower:                       DJ Orthopedic, LLC, a Delaware limited liability
                                company (the "Borrower").

Amendment:                      The Credit Agreement dated as of June 20, 1999
                                (the "Credit Agreement"), among Donjoy, L.L.C., a Delaware limited liability company
                                ("Holdings"), the Borrower, the financial institutions party thereto, First Union National
                                Bank, as administrative agent (in such capacity, the "Administrative Agent") and The Chase
                                Manhattan Bank, as syndication agent (in such capacity, the "Syndication Agent"), will be amended (the "Amendment") (i) to permit the acquisition by the Borrower pursuant to the Asset Purchase Agreement to be entered into among the Borrower, Holdings and the Seller (as such term is defined therein) of the assets of Seller specified therein for a total purchase price of approximately $54,697,000 (the
                                "OrthoTech Acquisition"), (ii) to provide for the New Term Loans (as defined below) and (iii) to effect certain other related changes to the Credit Agreement. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

New Term Loans:                 Increase the aggregate principal amount of the
                                Term Loans available under the Credit Agreement by $24,000,000 so that the total availability of
                                (i) the Term Loans under the Credit Agreement will be $39,500,000 and (ii) the aggregate Loans under the Credit Agreement will be $64,500,000.
                                The New Term Loans will be part of the existing
                                Term Loan Facility under the Credit Agreement and, except for the amortization adjustments described below, the New Terms Loans will have terms identical to the existing Term Loans under the Credit Agreement.

Book Manager, Syndication       Chase Securities Inc. will continue to act as
Agent and Lead Arranger:        sole and exclusive book manager, syndication
                                agent, lead arranger and documentation agent under the Credit Agreement.

Administrative Agent:           First Union National Bank will continue to act
                                as
                                administrative agent under the Credit Agreement.

Purpose: The proceeds of New Term Loans shall be used solely to finance part of the consideration for the OrthoTech Acquisition. The estimated sources and uses of funds necessary to consummate the OrthoTech Acquisition are set forth on Annex I hereto.

Availability:                   The full amount of the New Term Loans must be
                                drawn in a single drawing on the date the OrthoTech Acquisition is consummated and the Amendment goes into effect.

Final Maturity:                 June 20, 2005, which is the date all Term Loans
                                mature under the Credit Agreement.

Amortization:                   As set forth on Annex I hereto.

Conditions Precedent to         The borrowing of the New Term Loans will be
Borrowing under the New         subject to the applicable conditions to
Term Loans:                     effectiveness set forth in the Amendment
                                including (a) the Syndication Agent shall be satisfied with the terms and conditions of the OrthoTech Acquisition, (b) the proceeds of the New Term Loans shall be used solely to finance part of the consideration of the OrthoTech
                                Acquisition and (c) the OrthoTech Acquisition shall be consummated simultaneously with the closing under the New Term Loans.

Other Provisions:               As noted above, the other provisions relating to
                                the New Term Loans (including with respect to interest rates and fees, guarantees, security, mandatory and voluntary prepayments, representations and warranties, affirmative and negative covenants, events of default, indemnification and voting provisions) will be identical to the terms of the Credit Agreement.

Governing Law and Forum:        New York.

Counsel to Arranger:            Cravath, Swaine & Moore.

                                                                         ANNEX I

                      Estimated Sources and Uses of Funds*
                            (in millions of dollars)

                            For Consolidated Entity

Use of Funds                             Sources of Funds
------------                             ----------------

Purchase Price             51.500        Cash                             0.197

Management Promissory       0.197        Revolving Facility              16.000
Note

Transactions Costs          3.000        Term Loan                       24.000
                            -----
                                         Redeemable Preferred Units       4.413

                                         Management Equity                0.260

                                         Rollover Equity                  0.759

                                         Equity Contribution              9.068
                                         (excluding Rollover Equity)      -----


Total Uses                $54.697        Total Sources                  $54.697
                          =======                                       =======